VONTOBEL FUNDS, INC.
               1500 Forest Avenue, Suite 223, Richmond, Va. 23229
                804-285-8211 * 800-527-9500 * 804-285-8251 (fax)



VIA EDGAR



December 27, 1999



Filing Desk
U.S. Securities & Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549

     RE:  Vontobel Funds, Inc.
          File Number 2-78931
          Filing Pursuant to Rule 497(e)

Gentlemen:

     Transmitted herewith for electronic filing, please find enclosed, pursuant to Rule 497(e) a copy of the Supplements to the Prospectus and Statement of Additional Information for Vontobel Funds, Inc. These supplements affect only the Vontobel Emerging Markets Equity Fund.

These Supplements dated December 27, 1999 to the Prospectus dated August 30, 1999 and the Statement of Additional Information dated August 30, 1999 advise shareholders of Vontobel Funds, Inc. of the name change for the Vontobel Emerging Markets Equity Fund (the "Fund"). The new name for this Fund is the Vontobel U.S. Equity Fund. The investment objctive for the Fund will remain the same, but the policies and strategies designed to achieve the objective will change.

     Should you have any questions or require additional information, please contact the undersigned.

Sincerely,



/s/ Darryl S. Peay
Darryl S. Peay
Assistant Secretary

                       Supplement dated December 27, 1999
                       To Prospectus dated August 30, 1999
                             Of Vontobel Funds, Inc.


The Vontobel Emerging Markets Equity Fund has been renamed. The new name is the Vontobel U.S. Equity Fund. Any references in this Prospectus that refer to the Vontobel Emerging Markets Equity Fund now refer to the Vontobel U.S. Equity Fund. The following "Risk/Return Summary" and "Investment Objective/Strategies and Risks" sections replace in their entirety the similarly named sections in the prospectus for the Vontobel Emerging Equity Fund.

RISK/RETURN SUMMARY

Vontobel U.S. Equity Fund ("U.S. Equity Fund")
(formerly, the Vontobel Emerging Markets Equity Fund)

Investment Objective                          Long-term capital returns

Principal Investment Strategies               Under normal circumstances,   the
                                              U.S.  Equity Fund  will  invest at
                                              least 65% of its   total   assets
                                              in   equity securities and
                                              securities that are convertible
                                              into equity securities.   The Fund
                                              typically  invests  in  securities
                                              that  are traded on U.S.exchanges.

Principal Investment Risks                    The U. S. Equity Fund's
                                              investments are subject to market,
                                              economic and business risks.
                                              These risks will cause the U. S.
                                              Equity Fund's net asset value
                                              ("NAV") to fluctuate over time.
                                              Therefore, the value of your
                                              investment in the  U.S. Equity
                                              Fund could decline.  Also, there
                                              is no assurance that the
                                              investment adviser will achieve
                                              the U.S. Equity Fund's objective.

                                              An investment  in the U.S.  Equity
                                              Fund is not a bank  deposit and is
                                              not insured or  guaranteed  by the
                                              Federal     Deposit      Insurance
                                              Corporation     or    any    other
                                              government agency.

Investor Profile                              You may want to invest in the
                                              U.S.  Equity  Fund if you are
                                              seeking long-term capital returns,
                                              and are  willing  to accept  share
                                              prices    that   may    fluctuate,
                                              sometimes significantly,  over the
                                              short term.  You should not invest
                                              in the U.S. Equity Fund if you are
                                              seeking current income.

INVESTMENT OBJECTIVES/STRATEGIES AND RISKS

U.S. Equity Fund (formerly, the Vontobel Emerging Markets Equity Fund)

The U.S. Equity Fund's investment objective is to achieve long-term capital returns in excess of the broad market by investing in equity securities and securities that are convertible into equity securities, such as warrants, convertible bonds, debentures or convertible preferred stock. Under normal circumstances, the U.S. Equity Fund will invest at least 65% of its total assets in equity securities or securities that are convertible into equity securities. The U.S. Equity Fund typically invests in securities that are traded on U.S. exchanges. Vontobel USA Inc. (the "Adviser") uses the S&P 500 Index as the benchmark for the broad market against which the performance of the U.S. Equity Fund is measured.

The portfolio of the U.S. Equity Fund will be diversified. The U.S. Equity Fund typically invests in the securities of medium to large capitalization companies, but is not limited to investing in securities of companies of any size. Using a bottom-up investment approach, the Adviser seeks to invest in companies that have a long record of successful operations in their core business and earnings growth through increasing market share and unit sales volumes. These companies are typically among the leaders in their industry, having demonstrated consistent growth in cash flow, sales, operating profits, returns on equity and returns on invested capital, and little or no debt. The U.S. Equity Fund also intends to diversify investments broadly among sectors.

The U.S. Equity Fund is subject to stock market risk. Stock market risk is the possibility that stock prices overall will decline over short or long periods. Because stock market prices tend to fluctuate, the value of your investment in the U.S. Equity Fund may increase or decrease. The U.S. Equity Fund's investment success depends on the skill of the Adviser in evaluating, selecting and monitoring the portfolio assets. If the Adviser's conclusions about growth rates or securities values are incorrect, the U.S. Equity Fund may not perform as anticipated.

The U.S. Equity Fund may invest more than 5% of its assets in U. S. Government debt securities. However, because it intends to qualify as a "regulated investment company" for purposes of Subchapter M of the Code, the U.S. Equity Fund must meet certain diversification requirements. These include the requirement that at the end of each tax year quarter, at least 50% of the market value of its total assets must be invested in cash, cash equivalents, U.S. government securities, and securities of issuers (including foreign governments), in which it has invested not more than 5% of its assets. A regulated investment company is also limited in its purchases of voting securities of any issuer and may invest no more than 25% of the value of its total assets in securities (other than U.S. Government securities) of any one issuer.









VONTOBEL FUNDS, INC.
(THE "COMPANY") 1500 FOREST AVENUE, SUITE 223, RICHMOND, VA 23229

1-800-527-9500

STATEMENT OF ADDITIONAL INFORMATION

VONTOBEL U.S. VALUE FUND
VONTOBEL INTERNATIONAL EQUITY FUND
VONTOBEL U.S. EQUITY FUND
VONTOBEL EASTERN EUROPEAN EQUITY FUND
VONTOBEL GREATER EUROPEAN BOND FUND



This Statement of Additional Information ("SAI") is not a prospectus. It should be read in conjunction with the current Prospectus of the Vontobel U.S. Value Fund, Vontobel International Equity Fund (formerly named Vontobel EuroPacific
Fund),  Vontobel U.S.  Equity Fund  (formerly  named Vontobel  Emerging  Markets
Equity  Fund),  Vontobel  Eastern  European  Equity  Fund and  Vontobel  Greater
European Bond Fund (collectively, the "Funds"), dated August 30, 1999 as supplemented to date. You may obtain the Prospectus of the Funds, free of charge, by Writing to Vontobel Funds, Inc. at 1500 Forest Avenue, Suite 223, Richmond, VA 23229 or by calling 1-800-527-9500.

The Fund's audited financial statements and notes thereto for the year ended December 31, 1998 and the unqualified report of Tait, Weller & Baker, on such financial statements (the "Report") are incorporated by reference in this SAI and are included in the Fund's 1998 annual report to shareholders (the "Annual Report"). A copy of the Annual Report accompanies this SAI and an investor may obtain a copy of the Annual Report by writing to the Fund or calling
(800)-527-9500.



The date of this SAI is August 30, 1999, as supplemented December 27, 1999.

TABLE OF CONTENTS

 PAGE

General Information...............................3
Investment Objectives.............................3
Strategies and Risks..............................3
Investment Programs...............................3
Convertible Securities............................3
Warrants..........................................3
Illiquid Securities...............................3
Debt Securities...................................4
International Bonds...............................4
Strategic Transactions............................4
Options...........................................5
Futures...........................................8
Currency Transactions.............................9
Combined Transactions............................10
Eurocurrency Instruments.........................10
Use of Segregated and Other Special Accounts.....11
Depositary Receipts..............................11
Temporary Defensive Positions....................12
U.S. Government Securities.......................12
Repurchase Agreements............................12
Reverse Repurchase Agreements................... 12
When-Issued Securities...........................13
Other Investments................................13
Investment Restrictions..........................13
Management of the Company........................15
Principal Securities Holders.....................18
Investment Adviser and Advisory Agreement........19
Management-Related Services......................20
Portfolio Transactions...........................22
Portfolio Turnover...............................23
Capital Stock and Dividends......................23
Dividends and Distributions......................23
Additional Information about Purchases and Sales.24
Eligible Benefit Plans...........................24
Tax Status.......................................26
Investment Performance...........................28
Financial Information............................30

GENERAL INFORMATION

Vontobel Funds, Inc. (the "Company") was organized as a Maryland corporation on October 28, 1983. The Company is an open-end, management investment company (commonly known as a "mutual fund"), registered under the Investment Company Act of 1940, as amended (the "1940 Act"). This SAI relates to the Vontobel U.S. Value Fund ("Value Fund"), Vontobel International Equity Fund ("International Equity Fund"), Vontobel U.S. Equity Fund ("U.S. Equity Fund"), Vontobel Eastern European Equity Fund ("E. European Equity Fund") and Vontobel Greater European Bond Fund ("Bond Fund") (individually, a "Fund," collectively, the "Funds"). Each Fund is a separate investment portfolio or series of the Company (see "Capital Stock" below). Each of the International Equity, U.S. Equity and E. European Equity Funds is a "diversified" series," as that term is defined in the 1940 Act. The Value and Bond Funds are "non-diversified" series.

INVESTMENT OBJECTIVES

The Value Fund's investment objective is to achieve long-term capital return. The investment objective of each of the International Equity and E. European Equity Funds is to achieve capital appreciation and the investment objective of the U.S. Equity Fund is to achieve long-term capital appreciation The investment objective of the Bond Fund is to maximize total return from capital growth and income.

All investments entail some market and other risks. For instance, there is no assurance that a Fund will achieve its investment objective. You should not rely on an investment in a Fund as a complete investment program.

STRATEGIES AND RISKS

The following discussion of investment techniques and instruments supplements, and should be read in conjunction with, the investment information in the Funds' Prospectus. In seeking to meet its investment objective, each Fund may invest in any type of security whose characteristics are consistent with its investment program described below.

INVESTMENT PROGRAMS

Convertible Securities: Each of the Value, International Equity, U.S. Equity and
E. European Equity Funds may invest in convertible securities. Traditional convertible securities include corporate bonds, notes and preferred stocks that may be converted into or exchanged for common stock, and other securities that also provide an opportunity for equity participation. These securities are convertible either at a stated price or a stated rate (that is, for a specific number of shares of common stock or other security). As with other fixed income securities, the price of a convertible security generally varies inversely with interest rates. While providing a fixed income stream, a convertible security also affords the investor an opportunity, through its conversion feature, to participate in the capital appreciation of the common stock into which it is convertible. As the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the price of a convertible security tends to rise as a reflection of higher yield or capital appreciation. In such situations, the Funds have to pay more for a convertible security than the value of the underlying common stock.

Warrants: Each of the Value, International Equity, U.S. Equity and E. European Equity Funds may invest in warrants. Warrants are options to purchase equity securities at a specific price for a specific period of time. They do not represent ownership of the securities, but only the right to buy them. Hence, warrants have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. The value of warrants is derived solely from capital appreciation of the underlying equity securities. Warrants differ from call options in that the underlying corporation issues warrants, whereas call options may be written by anyone.

Illiquid Securities: Each Fund may invest up to 15% of its net assets in illiquid securities. For this purpose, the term "illiquid securities" means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities. Illiquid securities include generally, among other things, certain written over-the-counter options, securities or other liquid assets as cover for such options, repurchase agreements with maturities in excess of seven days, certain loan participation interests and other securities whose disposition is restricted under the federal securities laws.

Debt Securities: The Bond Fund intends to invest primarily in debt securities. It generally will invest in securities rated Baa3 or higher by Moody's Investor Service, Inc. ("Moody's") or BBB- by Standard & Poor's Rating Group ("S&P") or unrated securities which the Adviser believes are of comparable quality. The Fund reserves the right, however, to invest more than 5% of its assets in lower rated securities (including unrated securities which the Adviser believes to be of such lower quality). The Fund will invest no more than 10% in securities rated Ba2 and no more than 5% in securities rated B2 by Moody's or, respectively, securities rated BB and B by S&P, or securities which are unrated but are of comparable quality as determined by the Adviser. The Fund may invest substantial amounts in issuers from one or more countries and will normally have investments in securities of issuers from a minimum of three different countries. Under normal circumstances, the U.S. Equity and Value Funds will have at least 65% of the total assets of each invested in common stocks or equity securities or securities convertible into common stocks [or equity securities ?]. Each Fund may also acquire fixed income investments where these fixed income securities are convertible into equity securities. The fixed income securities in which the Value Fund may invest will be rated at the time of purchase Baa or higher by Moody's, or BBB or higher by S&P, or for the Value Fund, foreign securities not subject to standard credit ratings, which the Advisor believes are of comparable quality.

International Bonds: International bonds are bonds issued in countries other than the United States. The investments of the Bond Fund may include debt securities issued or guaranteed by an Eastern European national government, its agencies, instrumentalities or political subdivisions, corporate debt securities issued by borrowers in Eastern European countries and Eastern European or bank holding company debt securities.

Strategic Transactions

Each of the Funds may utilize a variety of investment strategies to hedge various market risks (such as interest rates, currency exchange rates, and broad specific equity or fixed-income market movements), to manage the effective maturity or duration of fixed-income securities, or to enhance potential gain (strategies described in more detail below). Such strategies are generally accepted as modern portfolio management and are regularly utilized by many mutual funds and institutional investors. Techniques and instruments may change over time as new instruments and strategies develop and regulatory changes occur.

In the course of pursuing these investment strategies, each Fund may purchase and sell exchange-listed and over-the-counter put and call options on securities, fixed-income indices and other financial instruments, purchase and sell financial futures contracts and options thereon, enter into various interest rate transactions such as swaps, caps, floors or collars, and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currencies or currency futures (collectively, all the above are called "Strategic Transactions").

When conducted outside the United States, Strategic Transactions may not be regulated as rigorously as they are in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions could also be adversely affected by: (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in a Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lower trading volume and liquidity.

Options

Each of the Funds may purchase and sell options as described in the Prospectus and herein.

Put and Call Options

A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. A Fund may purchase a put option on a security to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in market value by giving the Fund the right to sell such instrument at the option exercise price. Such protection is, of course, only provided during the life of the put option when the Fund is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security's market price. By using put options in this manner, the Fund will reduce any profit it might otherwise have realized in its underlying security by the premium paid for the put option and by transaction costs.

A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. The Fund's purchase of a call option on a security, financial future, index, currency or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument. When writing a covered call option, the Fund, in return for the premium, gives up the opportunity to profit from a market increase in the underlying security above the exercise price, but conversely retains the risk of loss should the price of the security decline. If a call option which the Fund has written expires, it will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security during the option period. If the call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security.

The premium received is the market value of an option. The premium the Fund will receive from writing a call option, or, which it will pay when purchasing a put option, will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to such market price, the historical price volatility of the underlying security, the length of the option period, the general supply and demand for credit conditions, and the general interest rate environment. The premium received by the Fund for writing covered call options will be recorded as a liability in its statement of assets and liabilities. This liability will be adjusted daily to the option's current market value, which will be the latest sale price at the time at which the Fund's net asset value per share is computed (close of the New York Stock Exchange ("NYSE")), or, in the absence of such sale, the latest asked price. The liability will be extinguished upon expiration of the option, the purchase of an identical option in a closing transaction, or delivery of the underlying security upon the exercise of the option.

The premium paid by the Fund when purchasing a put option will be recorded as an asset in its statement of assets and liabilities. This asset will be adjusted daily to the option's current market value, which will be the latest sale price at the time at which the Fund's net asset value per share ("NAV") is computed (close of the NYSE), or, in the absence of such sale, the latest bid price. The asset will be extinguished upon expiration of the option, the selling (writing) of an identical option in a closing transaction, or the delivery of the underlying security upon the exercise of the option.

The purchase of a put option will constitute a short sale for federal tax purposes. The purchase of a put at a time when the substantially identical security held long has not exceeded the long term capital gain holding period could have adverse tax consequences. The holding period of the long position will be cut off so that even if the security held long is delivered to close the put, short term gain will be recognized. If substantially identical securities are purchased to close the put, the holding period of the securities purchased will not begin until the closing date. The holding period of the substantially identical securities not delivered to close the short sale will commence on the closing of the short sale.

The Fund will purchase a call option only to close out a covered call option it has written. It will write a put option only to close out a put option it has purchased. Such closing transactions will be effected in order to realize a profit on an outstanding call or put option, to prevent an underlying security from being called or put, or, to permit the sale of the underlying security. Furthermore, effecting a closing transaction will permit the Fund to write another call option, or purchase another put option, on the underlying security with either a different exercise price or expiration date or both. If the Fund desires to sell a particular security from its portfolio on which it has written a call option, or purchased a put option, it will seek to effect a closing transaction prior to, or concurrently with, the sale of the security. There is, of course, no assurance that the Fund will be able to effect such closing transactions at a favorable price. If it cannot enter into such a transaction, it may be required to hold a security that it might otherwise have sold, in which case it would continue to be at market risk on the security. This could result in higher transaction costs, including brokerage commissions. The Fund will pay brokerage commissions in connection with the writing or purchase of options to close out previously written options. Such brokerage commissions are normally higher than those applicable to purchases and sales of portfolio securities.

Options written by the Fund will normally have expiration dates between three and nine months from the date written. The exercise price of the options may be below, equal to, or above the current market values of the underlying securities at the time the options are written. From time to time, the Fund may purchase an underlying security for delivery in accordance with an exercise notice of a call option assigned to it, rather than delivering such security from its portfolio. In such cases, additional brokerage commissions will be incurred.

The Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from the writing of the option; however, any loss so incurred in a closing purchase transaction may be partially or entirely offset by the premium received from a simultaneous or subsequent sale of a different call or put option. Also, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.

An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. The Fund is authorized to purchase and sell exchange-listed options and over-the-counter options ("OTC options"). Exchange-listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although cash settlement may become available in the future. Index options and Eurocurrency instruments are cash settled for the net amount, if any, by which the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

The Fund's ability to close out its position as a purchaser or seller of an OCC or exchange-listed put or call option is dependent, in part, upon liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options;
(ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange;
(v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through a direct bilateral agreement with the Counterparty. In contrast to exchange-listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. The Fund will only sell OTC options (other than OTC currency options) that are subject to a buy-back provision permitting the Fund to require the Counterparty to sell the option back to the Fund at a formula price within seven days. Although it is not required to do so, the Fund generally expects to enter into OTC options that have cash settlement provisions.

Unless the parties provide otherwise, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with the Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. The Fund will engage in OTC option transactions only with United States government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers," or broker dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of A-1 from S&P or P-1 from Moody's or an equivalent rating from any other nationally recognized statistical rating organization ("NRSRO"). The staff of the SEC currently takes the position that OTC options purchased by a Fund and portfolio securities "covering" the amount of a Fund's obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to a Fund's limitation on investing no more than 15% of its assets in illiquid securities.

If the Fund sells a call option, the premium that it receives may serve as a partial hedge against a decrease in the value of the underlying securities or instruments in its portfolio. The premium may also increase the Fund's income. The sale of put options can also provide income.

The Funds may  purchase  and sell call  options on  securities,  including  U.S.
Treasury and agency securities, mortgage-backed securities, corporate debt securities, and Eurocurrency instruments (see "Eurocurrency Instruments" below for a description of such instruments) that are traded in U.S. and foreign securities exchanges and in the over-the-counter markets, and futures contracts. Each of the International Equity, E. European Equity, and the Bond Funds (collectively, the "International Funds") may purchase and sell call options on currencies. All calls sold by the Fund must be "covered" (i.e., the Fund must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though the Fund will receive the option premium to help protect it against loss, a call sold by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument which it might otherwise have sold.

The Funds may purchase and sell put options on securities including U.S. Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, convertible securities, and Eurocurrency instruments (whether or not it holds the above securities in its portfolio), and futures contracts (except the Bond Fund) may not purchase or sell futures contracts on individual corporate debt securities.) The International Funds may purchase and sell put options on currencies. The Fund will not sell put options if, as a result, more than 50% of the Fund's assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that the Fund may be required to buy the underlying security at a disadvantageous price above the market price. For tax purposes, the purchase of a put is treated as a short sale, which may cut off the holding period for the security. Consequently, the purchase of a put is treated as generating gain on securities held less than three months or short term capital gain (instead of long term) as the case may be.

Options on Securities Indices and Other Financial Indices

The Funds may also purchase and sell call and put options on securities indices and other financial indices. By doing so, the Funds can achieve many of the same objectives that they would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement. For example, an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or any other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

Futures

The International Funds may enter into financial futures contracts or purchases or sell put and call options on such futures as a hedge against anticipated interest rate or currency market changes and for risk management purposes. The Bond Fund may enter into financial futures contracts or purchases or sell put and call options on such futures for duration management. The use of futures for hedging is intended to protect an International Fund from (i) the risk that the value of its portfolio of investments in a foreign market may decline before it can liquidate its interest, or (ii) the risk that a foreign market in which it proposes to invest may have significant increases in value before it actually invests in that market. In the first instance, the International Fund will sell a future based upon a broad market index which it is believed will move in a manner comparable to the overall value of securities in that market. In the second instance, the International Fund will purchase the appropriate index as an "anticipatory" hedge until it can otherwise acquire suitable direct investments in that market. As with the hedging of foreign currencies, the precise matching of financial futures on foreign indices and the value of the cash or portfolio securities being hedged may not have a perfect correlation. The projection of future market movement and the movement of appropriate indices is difficult, and the successful execution of this short-term hedging strategy is uncertain.

Regulatory policies governing the use of such hedging techniques require the International Funds to provide for the deposit of initial margin and the segregation of suitable assets to meet their obligations under futures contracts. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by an International Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurocurrency instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position.

The International Funds' use of financial futures and options thereon will in all cases be consistent with applicable regulatory requirements, particularly the rules and regulations of the Commodity Futures Trading Commission. The International Funds will use such techniques only for bona fide hedging, risk management (including duration management) or other portfolio management purposes. Typically, maintaining a futures contract or selling an option thereon requires the International Fund to deposit an amount of cash or other specified assets (initial margin), which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances) with a financial intermediary as security for its obligations. Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates. The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of the International Fund. If the International Fund exercises an option on a futures contract, it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction, but there can be no assurance that the position can be offset prior to settlement at an advantage price or that delivery will occur.

An International Fund will not enter into a futures contract or related option (except for closing transactions) if immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options thereon would exceed 5% of the International Fund's total assets (taken at current value); however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The segregation requirements with respect to futures contracts and options thereon are described below.

Currency Transactions

Each of the International Funds may engage in currency transactions with Counterparties in order to hedge the value of portfolio holdings denominated in particular currencies against fluctuations in relative value. Currency transactions include forward currency contracts, exchange-listed currency futures, exchange-listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract between the parties, at a specified price. These contracts are traded in the interbank market and conducted directly between currency traders (usually large, commercial banks) and their customers. A forward foreign currency contract generally has no deposit requirement or commissions charges. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies. Currency swaps operate similarly to an interest rate swap (described below). The International Funds may enter into currency transactions with Counterparties which have received (or the guarantors of the obligations of which have received) a credit rating of A-1 or P-1 by S&P or Moody's, respectively, or that have an equivalent rating from a NRSRO, or (except for OTC currency options) are determined to be of equivalent credit quality by the Adviser.

The International Funds' dealings in forward currency contracts and other currency transactions such as futures, options on futures, options on currencies and swaps will be limited to hedging involving either specific transactions ("Transaction Hedging") or portfolio positions ("Position Hedging").

Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to a fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Furthermore, there is the risk that the perceived linkage between various currencies may not be present or may not be present during the particular time an International Fund is engaging in proxy hedging (see "Proxy Hedging," below). If an International Fund enters into a currency hedging transaction, it will comply with the asset segregation requirements described below. Cross currency hedges may not be considered "directly related" to the International Funds' principal business of investing in stock or securities (or options and futures thereon), resulting in gains therefrom not qualifying under the "less than 30% of gross income" test of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code").

Currency transactions are also subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to an International Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges the International Fund has entered into to be rendered useless, resulting in full currency exposure and transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Furthermore, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy. Although forward foreign currency contracts and currency futures tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result should the value of such currency increase.

Transaction Hedging

Transaction Hedging occurs when a fund enters into a currency transaction with respect to specific assets or liabilities. These specific assets or liabilities generally arise in connection with the purchase or sale of a fund's portfolio securities or the receipt of income therefrom. The International Funds may use transaction hedging to preserve the United States dollar price of a security when they enter into a contract for the purchase or sale of a security denominated in a foreign currency. An International Fund will be able to protect itself against possible losses resulting from changes in the relationship between the United States dollar and foreign currencies during the period between the date the security is purchased or sold and the date on which payment is made or received by entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of the foreign currency involved in the underlying security transactions.

Position Hedging

Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency. The International Funds may use position hedging when the Adviser believes that the currency of a particular foreign country may suffer a substantial decline against the United States dollar. The International Funds may enter into a forward foreign currency contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of its portfolio securities denominated in such foreign currency. The precise matching of the forward foreign currency contract amount and the value of the portfolio securities involved may not have a perfect correlation since the future value of the securities hedged will change as a consequence of market movements between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is difficult, and the successful execution of this short-term hedging strategy is uncertain.

The International Funds will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging as described below.

Cross Hedging

The International Funds may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the International Funds have or expect to have portfolio exposure.

Proxy Hedging

To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the International Funds may also engage in proxy hedging. Proxy hedging is often used when the currency to which a fund's portfolio is exposed is difficult to hedge or to hedge against the U.S. dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of the fund's portfolio securities are or are expected to be denominated, and buying U.S. dollars. The amount of the contract would not exceed the value of the International Fund's securities denominated in linked currencies. For example, if the Adviser considers that the Japanese yen is linked to the Euro, the International Funds hold securities denominated in yen and the Adviser believes that the value of yen will decline against the U.S. dollar, the Adviser may enter into a contract to sell Euros and buy U.S. dollars.

Combined Transactions

The Funds may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward foreign currency contracts) and multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions ("component" transactions), instead of a single Strategic Transaction or when the Adviser believes that it is in the Fund's best interests to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Adviser's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

Eurocurrency Instruments

The International Funds may make investments in Eurocurrency instruments. Eurocurrency instruments are futures contracts or options thereon which are linked to the London Interbank Offered Rate ("LIBOR") or to the interbank rates offered in other financial centers. Eurocurrency futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. The International Funds might use Eurocurrency futures contracts and options thereon to hedge against changes in LIBOR and other interbank rates, to which many interest rate swaps and fixed income instruments are linked.

Segregated and Other Special Accounts

In addition to other requirements, many transactions require a Fund to segregate liquid high grade assets with its custodian to the extent Fund obligations are not otherwise "covered" through the ownership of the underlying security, financial instruments or currency. In general, either the full amount of any obligation by a Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid high grade securities at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by a Fund will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate liquid high grade securities sufficient to purchase and deliver the securities if the call is exercised. A call option sold by a Fund on an index will require the Fund to own portfolio securities which correlate with the index or segregate liquid high grade assets equal to the excess of the index value over the exercise price industry or other on a current basis. A put option written by a Fund requires the Fund to segregate liquid, high grade assets equal to the exercise price. A currency contract which obligates an International Fund to buy or sell currency will generally require the Fund to hold an amount of that currency or liquid securities denominated in that currency equal to the Fund's obligations or to segregate liquid high grade assets equal to the amount of the Fund's obligation.

OTC options entered into by a Fund, including those on securities, currency, financial instruments or indices and OCC issued and exchange-listed index options, will generally provide for cash settlement. As a result, when the Fund sells these instruments it will only segregate an amount of assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by the Fund, or in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when the Fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, the Fund will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess. OCC issued and exchange-listed options sold by the Fund other than those generally settle with physical delivery, and the Fund will segregate an amount of liquid assets equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery.

In the case of a futures contract or an option thereon, the Fund must deposit initial margin and possible daily variation margin in addition to segregating sufficient liquid assets. Such assets may consist of cash, cash equivalents, liquid debt securities or other liquid assets.

With respect to swaps, the Fund will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid high grade securities having a value equal to the accrued excess. Caps, floors and collars require segregation of assets with a value equal to the Fund's net obligation, if any.

Strategic Transactions may be covered by other means when consistent with applicable regulatory policies. An International Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Strategic Transactions. For example, the International Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. Moreover, instead of segregating assets, if the International Fund held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions may also be offered in combinations. If the offsetting transaction terminates at the time of or after the primary transaction, no segregation is required, but if it terminates prior to such time, liquid assets equal to any remaining obligation would need to be segregated.

An International Fund's activities involving Strategic Transactions may be limited by the requirements of Subchapter M of the Code for qualification as a regulated investment company.


Depositary Receipts

American Depositary Receipts ("ADRs") are receipts typically issued in the U.S. by a bank or trust company evidencing ownership of an underlying foreign security. The International Equity Fund may invest in ADRs which are structured by a U.S. bank without the sponsorship of the underlying foreign issuer. In addition to the risks of foreign investment applicable to the underlying securities, such unsponsored ADRs may also be subject to the risks that the foreign issuer may not be obligated to cooperate with the U.S. bank, may not provide additional financial and other information to the bank or the investor, or that such information in the U.S. market may not be current.

Like ADRs, European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs"), and Registered Depositary Certificates ("RDCs") represent receipts for a foreign security. However, they are issued outside of the U.S. E. European Equity Fund may invest in ADRs and GDRs. EDRs, GDRs and RDCs involve risks comparable to ADRs, as well as the fact that they are issued outside of the U.S. Furthermore, RDCs involve risks associated with securities transactions in Russia.

Temporary Defensive Positions

When the Adviser believes that investments should be deployed in a temporary defensive posture because of economic or market conditions, each of the Funds may invest up to 100% of its assets in U.S. Government securities (such as bills, notes, or bonds of the U.S. Government and its agencies) or other forms of indebtedness such as bonds, certificates of deposits or repurchase agreements. For temporary defensive purposes, each of the International Equity,
E. European Equity and the Bond Funds may hold cash or debt obligations denominated in U.S. dollars or foreign currencies. These debt obligations include U.S. and foreign government securities and investment grade corporate debt securities, or bank deposits of major international institutions. When a Fund is in a temporary defensive position, it is not pursuing its stated investment policies. The Adviser decides when it is appropriate to be in a defensive position. It is impossible to predict for how long such alternative strategies will be utilized.

U.S. Government Securities

The Funds may invest in U.S. Government Securities. The term "U.S. Government Securities" refers to a variety of securities which are issued or guaranteed by the United States Treasury, by various agencies of the U.S. Government, and by various instrumentalities which have been established or sponsored by the U.S. Government. U.S. Treasury securities are backed by the full faith and credit of the United States. Securities issued or guaranteed by U.S. Government agencies or U.S. Government sponsored instrumentalities may or may not be backed by the full faith and credit of the United States. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim directly against the United States in the event the agency or instrumentality does not meet its commitment. An instrumentality of the U.S. Government is a government agency organized under Federal charter with government supervision.

Repurchase Agreements

As a means of earning income for periods as short as overnight, the Funds may enter into repurchase agreements that are collateralized by U.S. Government Securities. The Funds may enter into repurchase commitments for investment purposes for periods of 30 days or more. Such commitments involve investment risks similar to those of the debt securities in which the Funds invest. Under a repurchase agreement, a Fund acquires a security, subject to the seller's agreement to repurchase that security at a specified time and price. A purchase of securities under a repurchase agreement is considered to be a loan by a Fund. The Adviser monitors the value of the collateral to ensure that its value always equals or exceeds the repurchase price and also monitors the financial condition of the seller of the repurchase agreement. If the seller becomes insolvent, a Fund's right to dispose of the securities held as collateral may be impaired and the Fund may incur extra costs. Repurchase agreements for periods in excess of seven days may be deemed to be illiquid.

Reverse Repurchase Agreements

As a means of enhancing income, the Bond Fund may enter into reverse repurchase agreements with selected banks and broker/dealers. Under a reverse repurchase agreement, a Fund sells securities subject to an obligation to repurchase those securities at a specified time and price. In order to comply with U.S.
regulatory conditions applicable to investment companies, the Fund will recognize gains or losses on such obligations each day, and will segregate cash, U.S. government securities, or other high-grade debt instruments in an amount sufficient to satisfy its repurchase obligation. The Fund will also mark the value of the assets to market daily, and post additional collateral if necessary. The Fund may invest the payment received for such securities prior to fulfilling its obligation to repurchase the securities. Reverse repurchase agreements are considered to be borrowings under the 1940 Act. Therefore, the Fund's investment in reverse repurchase agreements is subject to the borrowing limitations of the 1940 Act (See "Investment Restrictions").

If the buyer under a repurchase agreement becomes insolvent, the Fund's right to reacquire its securities may be impaired. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the buyer of the securities before repurchase of the securities under a reverse repurchase agreement, it may encounter delay and incur costs before being able to apply the cash held to purchase replacement securities. Also, the value of such securities may increase before it is able to purchase them.

When-issued Securities

The U.S. Equity and Bond Funds may purchase securities on a when-issued or forward delivery basis, for payment and delivery at a later date. The price and yield of the securities are generally fixed on the date of commitment to purchase. During the period between purchase and settlement, no interest accrues to the Fund. At the time of settlement, the market value of the security may be more or less than the purchase price. The Fund reflects gains or losses on such commitments each day, and segregates assets sufficient to meet its obligation pending payment for the securities.

OTHER INVESTMENTS

The Board of Directors may, in the future, authorize one or more of the Funds to invest in securities other than those listed in this SAI and in the prospectus, provided that such investments would be consistent with the Fund's investment objective and would not violate the Fund's fundamental investment policies or restrictions.


INVESTMENT RESTRICTIONS

Fundamental Investment Policies and Restrictions: Each of the Funds have adopted the following fundamental investment restrictions. The fundamental investment restrictions applicable to a Fund cannot be changed without approval by the vote of a "majority of the outstanding voting securities" of such Fund.


As a matter of fundamental policy, a Fund will not:

1)Except for the Value and Bond Funds, as to 75% of its assets, purchase the securities of any issuer (other than obligations issued or guaranteed as to principal and interest by the Government of the United States or any agency or instrumentality thereof) if, as a result of such purchase, more than 5% of its total assets would be invested in the securities of such issuer.

2)Except for the Value and Bond Funds, purchase stock or securities of an issuer (other than the obligations of the United States or any agency or instrumentality thereof) if such purchase would cause the Fund to own more than 10% of any class of the outstanding voting securities of such issuer or, except for the U.S. Equity Fund, more than 10% of any class of the outstanding stock or securities of such issuer.

3)Act as an underwriter of securities of other issuers, except that each of the International Equity and E. European Equity Funds may invest up to 10% of the value of its total assets (at time of investment) in portfolio securities which the Fund might not be free to sell to the public without registration of such securities under the Securities Act of 1933, as amended, or any foreign law restricting distribution of securities in a country of a foreign issuer.

4)Buy or sell commodities or commodity contracts, provided that each of the International Equity and E. European Equity Funds may utilize not more than 1% of its assets for deposits or commissions required to enter into, for the International Equity Fund, forward foreign currency contracts, and for the E. European Equity Fund, financial futures contracts, for hedging purposes as described under "Investment Policies" and "Additional Information on Policies and Investments Strategic Transactions." (Such deposits or commissions are not required for forward foreign currency contracts.)

5)As to the International Equity and E. European Equity Funds, borrow money except for temporary or emergency purposes and then only in an amount not in excess of 5% of the lower of value or cost of its total assets, in which case the Fund may pledge, mortgage or hypothecate any of its assets as security for such borrowing but not to an extent greater than 5% of its total assets. As to the Value, U.S. Equity and Bond Funds, borrow money, except as a temporary measure for extraordinary or emergency purposes, or except in connection with reverse repurchase agreements, provided that the Fund maintains asset coverage of 300% in connection with the issuance of senior securities. Notwithstanding the foregoing, to avoid the untimely disposition of assets to meet redemptions, the Value, U.S. Equity and Bond Funds may borrow up to 33 1/3% of the value of the Fund's assets to meet redemptions, provided that the Fund may not make other investments while such borrowings are outstanding.

6)Make loans, except that a Fund may (1) lend portfolio securities; and (2) enter into repurchase agreements secured by U.S. Government securities and, with respect to the Bond Fund, except to the extent that the entry into repurchase agreements and the purchase of debt securities in accordance with its investment objective and policies may be deemed to be loans.

7)Invest more than 25% of a Fund's total assets in securities of one or more issuers having their principal business activities in the same industry, provided that, for the U.S. Equity and Bond Funds, there is no limitation with respect to investments in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and, for the Bond Fund , for the purpose of this restriction: telephone companies are considered to be in a separate industry from gas and electric public utilities, and wholly owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents.

8)Except for the U.S. Equity and Bond Funds, invest in securities of other investment companies except by purchase in the open market involving only customary broker's commissions, or as part of a merger, consolidation, or acquisition of assets.

9)Invest in interests in oil, gas, or other mineral explorations or development programs.

10)Issue senior securities.

11)Participate on a joint or a joint and several basis in any securities trading account.

12)Purchase or sell real estate (except that the Fund may invest in (i) securities of companies which deal in real estate or mortgages, and (ii) securities secured by real estate or interests therein, and that the Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund's ownership of securities).

13)Invest in companies for the purpose of exercising control.

14)Purchase securities on margin, except that it may utilize such short-term credits as may be necessary for clearance of purchases or sales of securities.

15)Engage in short sales.

Non-Fundamental Policies and Restrictions: In addition to the fundamental policies and investment restrictions described above, and the various general investment policies described in the Prospectus and elsewhere in the SAI, the Funds will be subject to the following investment restrictions. Theses restrictions are considered non-fundamental and may be changed by the Board of Directors without shareholder approval.

As a matter of non-fundamental policy, a Fund may not:

1)Invest more than 15% of its net assets in illiquid securities.

In applying the fundamental investment policies and restrictions:

(a) Restrictions with respect to repurchase agreements shall be construed to be for repurchase agreements entered into for the investment of available cash consistent with the Fund's repurchase agreement procedures, not repurchase commitments entered into for general investment purposes.

(b) The Funds adhere to the percentage restrictions on investment or utilization of assets set forth above at the time an investment is made. A later change in percentage resulting from changes in the value or the total cost of the Fund's assets will not be considered a violation of the restriction.


MANAGEMENT OF THE COMPANY

Directors and Officers

The  Company is  governed  by a Board of  Directors,  which is  responsible  for protecting the interests of shareholders. The Directors are experienced businesspersons who meet throughout the year to oversee the Company's activities, review contractual arrangements with companies that provide services to the Funds, and review performance. The names and addresses of the Directors and officers of the Company, together with information as to their principal occupations during the past five years, are listed below. The Directors who are considered "interested persons" as defined in Section 2(a)(19) of the 1940 Act, as well as those persons affiliated with the Adviser and principal underwriter, and officers of the Company, are noted with an asterisk (*).

                                                          Principal
                                                          Occupation(s)
Name, Address and          Position(s) Held With          During the Past 5
Birthdate                  Company                        Years

*John Pasco, III           Chairman, Director             Mr. Pasco has served
1500 Forest Ave, Suite     and Treasurer                  as Treasurer and
223 Richmond, VA 23229                                    Director of
(4/10/45)                                                 Commonwealth
                                                          Shareholder Services,
                                                          Inc. ("CSS"), the
                                                          Company's
                                                          Administrator, since
                                                          1985; Director,
                                                          President and
                                                          Treasurer of
                                                          Commonwealth Capital
                                                          Management, Inc. (a
                                                          registered investment
                                                          adviser) since 1983;
                                                          Director and
                                                          shareholder of Fund
                                                          Services, Inc., the
                                                          Company's Transfer
                                                          and Disbursing Agent,
                                                          since 1987;
                                                          shareholder of
                                                          Commonwealth Fund
                                                          Accounting, Inc.,
                                                          which provides
                                                          bookkeeping services
                                                          to Star Bank; and
                                                          Chairman, Director and
                                                          Treasurer of the World
                                                          Funds, Inc., a
                                                          registered investment
                                                          company, since May
                                                          1997.  Mr. Pasco is
                                                          also a certified
                                                          public accountant.

*Henry Schlegel            Director                       Mr. Schlegel has
450 Park Avenue                                           served as a Director,
New York, NY 10022                                        the President and the
(1/24/53)                                                 Chief Executive
                                                          Officer of Vontobel
                                                          USA Inc., a
                                                          registered investment
                                                          adviser since 1988



Samuel Boyd, Jr.           Director                       Mr. Boyd has served as
10808 Hob Nail Court                                      the Manager of the
Potomac, MD 20854                                         Customer Services
(9/18/40)                                                 Operations and
                                                          Accounting Division of
                                                          the Potomac Electric
                                                          Power Company since
                                                          1978 and as Director
                                                          of World Funds, Inc.,
                                                          a registered
                                                          investment company,
                                                          since May, 1997. Mr.
                                                          Boyd is also a
                                                          certified public
                                                          accountant.

William E. Poist           Director                       Mr. Poist has served
5272 River Road                                           as a financial and tax
Bethesda, MD 20816                                        consultant through his
(6/11/39)                                                 firm Management
                                                          Consulting for
                                                          Professionals since
                                                          1968 and as Director
                                                          of World Funds, Inc.,
                                                          a registered
                                                          investment company,
                                                          since May  1997.  Mr.
                                                          Poist is also a
                                                          certified public
                                                          accountant.

Paul M. Dickinson          Director                       Mr. Dickinson has
8704 Berwickshire Drive                                   served as President of
Richmond, VA 23229                                        Alfred J. Dickinson,
(11/11/47)                                                Inc., Realtors since
                                                          April 1971 and as a
                                                          Director of World
                                                          Funds, Inc. a
                                                          registered
                                                          investment company
                                                          since May 1997.


*Edwin D. Walczak          Vice President of the          Mr. Walzcak has served
450 Park Avenue            Company and                    as Senior Vice
New York, N.y. 10022       President of the               President and
(9/17/53)                  Vontobel U.S. Value            Portfolio Manager (U.
                           Fund                           S. Equities) of
                                                          Vontobel USA Inc. a
                                                          registered investment
                                                          adviser, since July
                                                          1988.

*Fabrizio Pierallini       Vice President of the          Mr. Pierallini has
450 Park Avenue            Company,                       served as Senior
New York, N.Y. 10022       President of the               Vice President and
(8/14/59)                  Vontobel                       Portfolio Manager
                           International Equity           (International and
                           Fund and the                   Emerging Markets
                           Vontobel U.S.                  Equities) of Vontobel
                           Equity Fund                    USA inc., a registered
                                                          investment adviser,
                                                          since April 1994.

*Monica Mastroberardino   Vice President of the           Ms. Mastroberardino
450 Park Avenue           Company and President           has served as Vice
New York, N.Y. 10022      of the Greater European         President and
(6/2/58)                  Bond Fund                       Portfolio Manager.
                                                          (International   Fixed
                                                          Income of Vontobel USA
                                                          Inc.,   a   registered
                                                          investment     adviser
                                                          since  February  1999.
                                                          Dr.    Mastroberardino
                                                          has       been       a
                                                          macroeconomic  analyst
                                                          with  Vontobel   Asset
                                                          Management,
                                                          Switzerland,     since
                                                          February   1998,   and
                                                          also   serves  as  the
                                                          associate    portfolio
                                                          manager     of     the
                                                          Vontobel       group's
                                                          Luxembourg-registered
                                                          Eastern  European Debt
                                                          Fund      and      the
                                                          U.S.-registered
                                                          Greater   Bond   Fund.
                                                          From  February 1995 to
                                                          January 1998 she was a
                                                          macroeconomic      and
                                                          financial analyst with
                                                          Credit         Suisse,
                                                          Switzerland.

*Luca Parmeggiani          Vice President of the          Mr. Parmeggiani has
450 Park Avenue            Company and President          served as Vice
New York, NY 10022         of the Vontobel                President and
(3/23/62)                  Eastern European               Portfolio Manager
                           Equity Fund                    (Eastern European
                                                          equities) of Vontobel
                                                          USA Inc., a registered
                                                          investment adviser,
                                                          since October 1997.
                                                          Mr. Parmeggiani has
                                                          served sine September
                                                          1997 as head of
                                                          Eastern European
                                                          equity management of
                                                          Vontobel Asset
                                                          Management,
                                                          Switzerland.  From
                                                          1992 to 1997 he was a
                                                          portfolio manager with
                                                          Lombard Odier & Cie,
                                                          Geneva.  Mr.
                                                          Parmeggiani is an
                                                          EFFAS certified
                                                          financial analyst
                                                          (European Federaltion
                                                          of Financial Analysts
                                                          and Statisticians).

F. Byron Parker, Jr.       Secretary                      Mr. Parker has served
810 Lindsay Court                                         as Secretary of
Richmond, VA 23229                                        Commonwealth
(1/26/43)                                                 Shareholder Services,
                                                          Inc. since 1986. He is
                                                          also a Partner in the
                                                          law firm Mustian &
                                                          Parker.

Compensation of Directors: The Company does not compensate the Directors who are officers or employees of the Adviser. The "independent" Directors receive an annual retainer of $1,000 and a fee of $200 for each meeting of the Directors which they attend in person or by telephone. Directors are reimbursed for travel and other out-of-pocket expenses. The Company does not offer any retirement benefits for Directors. As of December 31, 1998 the officers and Directors, individually and as a group, owned beneficially less than 1% of the outstanding shares of the Funds. For the fiscal year ended December 31, 1998, the Directors received the following compensation from the Company:


                 Aggregate
                 Compensation     Pension or
                 From the         Retirement
                 Funds Fiscal     Benefits         Total
                  Year Ended      Accrued as       Compensation
Name and          December 31,    Part of Fund     from the
Position Held     1998 (1)        Expenses         Company

John Pasco, III                        N/A
Director

Henry Schlegel                         N/A
Director

Samuel Boyd,
Jr.                 10,050.00          N/A          10,050.00
Director

William E.          10,050.00          N/A          10,050.00
Poist
Director

Paul M.             10,050.00          N/A          10,050.00
Dickinson
Director

------
(1) This amount represents the aggregate amount of compensation paid to the Directors for: (a) service on the Board of Directors for the Funds for the fiscal year ended December 31, 1998.


PRINCIPAL SECURITIES HOLDERS

As of July 31, 1999, the following persons owned of record or beneficially shares of the Funds in the following amounts.

Value Fund

Charles Schwab Reinvestment, 101 Montgomery Street, San Francisco CA 94104, owned of record 3,699,032.275 outstanding shares (or 40.847%); and Bank J. Vontobel and its affiliates for the benefit of its customers, Bahnhofstrasse #3 CH-8022 Zurich Switzerland, owned of record 1,172,282.468 outstanding shares (or 12.945%).

International Equity Fund

Bank J. Vontobel and its affiliates for the benefit of its customers, Bahnhofstrasse #3 CH-8022 Zurich Switzerland, owned of record 3,139,026.644 outstanding shares (or 40.071%); Riggs Bank P.O. Box 96211, Washington, D.C. 20090-6211, owned of record 458,518.362 outstanding shares (or 5.853%); and Charles Schwab Reinvestment, 101 Montgomery Street, San Francisco, CA 94104, owned of record 1,497,863.507 outstanding shares (or 19.121%).

E. European Equity Fund

 Charles Schwab Reinvestment, 101 Montgomery Street, San Francisco, CA 94104, owned of record 9945537.070 outstanding shares (or 24.772%); and Bank J. Vontobel and its affiliates for the benefit of its customers, Bahnhofstrasse #3 CH-8022 Zurich Switzerland, owned of record 574,658.584 outstanding shares (or 14.313%).

U.S. Equity Fund

Charles Schwab Reinvestment 101 Montgomery Street, San Francisco, CA 94104, owned of record 16,241.398 outstanding shares (or 8.372%); and Bank J. Vontobel and its affiliates for the benefit of its customers Banhhofstrasse #3 CH-8022 Zurich Switzerland, owned of record 54,666.501 outstanding shares (or 28.178%) and Vontobel USA Inc. 450 Park Avenue, New York, N.Y. 10022 for Acct. # V202-039 owned of record 10,828.810 outstanding shares (or 5.582%).

Greater European Bond Fund

Bank  J.  Vontobel  and  its  affiliates  for  the  benefit  of  its  customers,
Bahnhofstrasse #3 CH-8022 Zurich Switzerland, owned of record 636,765.604 outstanding shares (or 85.996%); and Palenzona Ingeborg of Bahnhofstrasse 33 Ch-8022 Zurich Switzerland owned of record 40,637.473 outstanding shares (or 5.488%).

INVESTMENT ADVISER AND ADVISORY AGREEMENT

Vontobel USA Inc. (the "Adviser"), 450 Park Avenue, New York, N.Y. 10022, is each Fund's investment adviser. The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, (the "Advisers Act"). The Adviser is a wholly owned subsidiary of Vontobel Holding Ltd., a Swiss bank holding company which is traded on the Swiss Stock Exchange.

The Adviser serves as investment adviser to the Funds pursuant to separate Investment Advisory Agreements with the Company for each Fund (each an "Advisory Agreement"). The Advisory Agreements of the U.S. Equity and Bond Funds are effective for a period of two years from August 18, 1997, and may be renewed annually thereafter. The Advisory Agreements for the Value Fund, International Equity Fund and E. European Equity Fund are dated July 14, 1992, July 14, 1992 and February 14, 1996, respectively. The Advisory Agreement for each such Fund may be renewed annually provided such renewal is approved annually by: 1) the Company's Board of Directors; or 2) by a majority vote of the outstanding voting securities of the Company and a majority of the Directors who are not "interested persons" of the Company. The Advisory Agreements will automatically terminate in the event of their "assignment," as that term is defined in the 1940 Act, and may be terminated without penalty at any time upon 60 days' written notice to the other party by: (i) the majority vote of all the Directors or by vote of a majority of the outstanding voting securities of the Fund; or
(ii) the Adviser.

Under the Advisory Agreements, the Adviser, subject to the supervision of the Directors, provides investment management advice with respect to securities and other instruments. The Adviser makes all decisions and performs all duties in accordance with the Funds' investment objectives, policies, and investment restrictions.

The Adviser is responsible for effecting all security transactions on behalf of the Funds, including the allocation of principal business and portfolio brokerage and negotiation of commissions. In placing orders with brokers or dealers, the Adviser will attempt to obtain the best price and execution for the Fund's orders. The Adviser may allocate brokerage to an affiliated dealer in accordance with written policies adopted by the Company's Board of Directors. The Adviser is also permitted to purchase and sell securities to and from brokers and dealers who provide the Adviser with research advice and other statistical services. In such instances, the Adviser may be authorized to pay a commission, which is higher than the commission that would be charged by another broker. From time to time, and subject to the Adviser obtaining the best price and execution for each Fund, the Board of Directors may authorize the Adviser to allocate brokerage transactions to a broker in consideration of: (1) the sale of Fund shares; or (2) payment of an obligation otherwise payable by the Funds.

Each Fund is obligated to pay the Adviser an advisory fee. That fee is payable monthly at an annual rate that is equal to a percentage of the Fund's average daily net assets. Both the Value and International Equity Funds pay the Adviser at a rate of 1.00% on the first $100 million and 0.75% on assets in excess of $100 million. Each of the U.S. Equity, E. European Equity and Bond Funds pay the Adviser at a rate of 1.25% on the first $500 million and 1.00% on assets in excess of $500 million. The table below shows the total amount of advisory fees that each Fund paid the Adviser for the last three fiscal years. The table also shows the amount of investment advisory fees that the Adviser waived during the last three fiscal years.

                                    Years Ended December 31,
Fund                       1996 Fee         1997 Fee          1998 Fee
                           Payable/Waived   Payable/Waived    Payable/Waived
------------
Value Fund                 $620,780/22,437  $986,164/22,500   $1,903,694/22,500
International
  Equity Fund               1,280,135/0       1,443,062/0       $1,505,510/0
U.S. Equity Fund* N/A      14,720/14,720     35,051/35psi
E. European
  Equity Fund**              302,021/0        2,113,314/0       1,003,342/0
Bond Fund*                       N/A             57,164/0       154,111/50,475

* Fees paid and/or waived in 1997 reflect payments for the period from September 1, 1997, the commencement of operations, to December 31, 1997.

** Fees paid and/or waived in 1996 reflect payments for the period from February
 15, 1996, the commencement of operations, to December 31, 1998.

Pursuant to the terms of the Advisory Agreements, the Adviser pays all expenses it incurs in connection with rendering its management services. Each Fund is responsible for all other expenses that are not specifically assumed by the Adviser. Such expenses include (but are not limited to) brokerage fees and commissions, legal fees, auditing fees, fees for bookkeeping and record keeping services, custodian and transfer agency fees and registration fees. The services furnished by the Adviser under the Advisory Agreements are not exclusive, and the Adviser is free to perform similar services for others.

ADMINISTRATION

Pursuant to the Administrative Services Agreement with the Company, dated January 7, 1999 (the "Service Agreements"), Commonwealth Shareholder Services, Inc. ("CSS"), 1500 Forest Avenue, Suite 223, Richmond, Virginia 23229, serves as the administrator of the Funds. CSS supervises all aspects of the operation of the Funds, except those performed by the Adviser. John Pasco III, Chairman of the Board of the Company, is the sole owner of CSS. CSS provides certain administrative services and facilities for the Funds, including preparing and maintaining certain books, records, and monitoring compliance with state and federal regulatory requirements.

As administrator, CSS receives asset-based fees, computed daily and paid monthly at annual rates of 0.20% of the average daily net assets of the Funds on the first $500 million and 0.15% on assets in excess of $500 million (which includes regulatory matters, backup of the pricing of shares of each Fund, administrative duties in connection with execution of portfolio trades, and certain services in connection with Fund accounting). CSS receives an hourly fee, plus certain out-of-pocket expenses, for shareholder servicing and state securities law matters.


The table below shows the total amount of administrative fees that each Fund paid CSS for the last three fiscal years.

                                    Years Ended December 31,
Fund                                1996             1997              1998
-------------
Value Fund                     $147,596           $318,571          $509,371
International Equity
  Fund                          297,410            419,496           328,563
U.S. Equity Fund*                  N/A              11,074            18,245
E. European Equity
  Fund**                         80,336            432,860           205,758
Bond Fund*                         N/A              14,359            36,769

* Fees paid in 1997 reflect payments for the period from September 1, 1997, the commencement of operations, to December 31, 1997.

** Fees paid 1996 reflect payments for the period from February 15, 1996, the commencement of operations, to December 31, 1998.


CUSTODIAN AND ACCOUNTING SERVICES

Pursuant to the Custodian Agreement and Accounting Agency Agreement with the Company dated November 1,1998, Brown Brothers Harriman & Co. ("BBH"), 40 Water Street, Boston Massachusetts, 02109, acts as the custodian of the Funds' securities and cash and as the Funds' accounting services agent. With the consent of the Company, BBH has designated The Depository Trust Company of New York, as its agent to secure a portion of the assets of the International Funds. BBH is authorized to appoint other entities to act as sub-custodians to provide for the custody of foreign securities which may be acquired and held by the International Funds outside the U.S. Such appointments are subject to appropriate review by the Company's Board of Directors. As the accounting services agent of the International Funds, BBH maintains and keeps current the books, accounts, records, journals or other records of original entry relating to such Funds' business.


TRANSFER AGENT

Pursuant to a Transfer Agent Agreement with the Company dated January 1, 1999, Fund Services, Inc. ("FSI") acts as the Company's transfer and disbursing agent. FSI is located at 1500 Forest Avenue, Suite 111, Richmond, VA 23229. John Pasco, III, Chairman of the Board of the Company and an officer and shareholder of CSS (the Administrator of the Funds), owns one-third of the stock of FSI; therefore, FSI may be deemed to be an affiliate of the Company and CSS.

FSI provides certain shareholder and other services to the Company, including furnishing account and transaction information and maintaining shareholder account records. FSI is responsible for processing orders and payments for share purchases. FSI mails proxy materials (and receives and tabulates proxies), shareholder reports, confirmation forms for purchases and redemptions and prospectuses to shareholders. FSI disburses income dividends and capital distributions and prepares and files appropriate tax-related information concerning dividends and distributions to shareholders.


DISTRIBUTOR

Vontobel Fund Distributors, a division of First Dominion Capital Corp. (the "Distributor"), 1500 Forest Avenue, Suite 223, Richmond, VA 23229, serves as the principal underwriter of the Funds' shares pursuant to a Distribution Agreement dated August 18, 1997. John Pasco, III, Chairman of the Board of the Company, owns 100% of the Distributor, and is its President, Treasurer and a Director.


INDEPENDENT ACCOUNTANTS

The Company's independent accountants, Tait, Weller & Baker, audit the Company's annual financial statements, assists in the preparation of certain reports to the U.S. Securities and Exchange Commission (the "SEC"), and prepares the Company's tax returns. Tait, Weller & Baker is located at 8 Penn Center Plaza, Suite 800, Philadelphia, PA 19103.


PORTFOLIO TRANSACTIONS

It is the policy of the Adviser, in placing orders for the purchase and sale of each Fund's securities, to seek to obtain the best price and execution for securities transactions, taking into account such factors as price, commission, where applicable, (which is negotiable in the case of U.S. national securities exchange transactions but which is generally fixed in the case of foreign exchange transactions), size of order, difficulty of execution and the skill required of the executing broker/dealer. After a purchase or sale decision is made by the Adviser, the Adviser arranges for execution of the transaction in a manner deemed to provide the best price and execution for the Fund.

Exchange-listed securities are generally traded on their principal exchange, unless another market offers a better result. Securities traded only in the over-the-counter market may be executed on a principal basis with primary market makers in such securities, except for fixed price offerings and except where the Fund may obtain better prices or executions on a commission basis or by dealing with other than a primary market maker.

The Adviser, when placing transactions, may allocate a portion of a Fund's brokerage to persons or firms providing the Adviser with investment recommendations, statistical, research or similar services useful to the Adviser's investment decision-making process. The term "investment recommendations or statistical, research or similar services" means (1) advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, and (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, and portfolio strategy. Such services are one of the many ways the Adviser can keep abreast of the information generally circulated among institutional investors by broker-dealers. While this information is useful in varying degrees, its value is indeterminable. Such services received on the basis of transactions for a Fund may be used by the Adviser for the benefit of other clients, and the Fund may benefit from such transactions effected for the benefit of other clients.

While there is no formula, agreement or undertaking to do so, and when it can be done consistent with the policy of obtaining best price and execution, a Fund may consider sales of its shares as a factor in the selection of brokers to execute portfolio transactions. The Adviser may be authorized, when placing portfolio transactions for a Fund, to pay a brokerage commission in excess of that which another broker might have charged for executing the same transaction solely on account of the receipt of research, market or statistical information. Except for implementing the policy stated above, there is no intention to place portfolio transactions with particular brokers or dealers or groups thereof.

The Board of Directors of the Company has adopted policies and procedures governing the allocation of brokerage to affiliated brokers. The Adviser has been instructed not to place transactions with an affiliated broker-dealer, unless that broker-dealer can demonstrate to the Company that the Fund will receive (1) a price and execution no less favorable than that available from unaffiliated persons, and (2) a price and execution equivalent to that which that broker-dealer would offer to unaffiliated persons in a similar transaction. The Board reviews all transactions which have been placed pursuant to those policies and procedures at its Board meetings.

When two or more Funds that are managed by the Adviser are simultaneously engaged in the purchase or sale of the same security, the transactions are allocated in a manner deemed equitable to each Fund. In some cases this procedure could have a detrimental effect on the price or volume of the security as far as a Fund is concerned. In other cases, however, the ability of such Fund to participate in volume transactions will be beneficial for the Fund. The Board of Directors of the Company believes that these advantages, when combined with the other benefits available because of the Adviser's organization, outweigh the disadvantages that may exist from this treatment of transactions.


The Funds paid brokerage commissions as follows:

                                         Years Ended December 31,
Fund                                1996                 1997              1998
-------------
Value Fund                     $  198,787            $290,165          $496,553
International
 Equity Fund                    1,185,252             292,194           146,822
U.S. Equity Fund                     N/A                4,604            17,928
E. European Equity
  Fund                            344,275             932,733           374,114
Bond Fund                           N/A                     0                 0

The Funds paid brokerage commissions to Vontobel Securities, Ltd. (an affiliated broker-dealer) as follows:

                                         Years Ended December 31,
Fund                             1996                    1997              1998
-------------
U.S. Equity Fund                 N/A                       0                 0
E. European Equity
  Fund                           N/A                       0                 0
Bond Fund                        N/A                       0                 0
International
  Equity Fund                    N/A                       0                 0


PORTFOLIO TURNOVER

Average annual portfolio turnover rate is the ratio of the lesser of sales or purchases to the monthly average value of the portfolio securities owned during the year, excluding from both the numerator and the denominator all securities with maturities at the time of acquisition of one year or less. A higher portfolio turnover rate involves greater transaction expenses to a Fund and may result in the realization of net capital gains, which would be taxable to shareholders when distributed. The Adviser makes purchases and sales for a Fund's portfolio whenever necessary, in the Adviser's opinion, to meet the Fund's objective. The Adviser anticipates that the average annual portfolio turnover rate, for the E. European Equity and U.S. Equity Funds, will be less than 150% and, for each of the other Funds will be less than 100%.


CAPITAL STOCK AND DIVIDENDS

The Company is a series investment company that currently offers one class of shares. The Company is authorized to issue 500,000,000 shares of common stock, with a par value of $0.01 per share. The Company has presently allocated 50,000,000 shares to each of the Funds. Each share has equal dividend, voting, liquidation and redemption rights and there are no conversion or preemptive rights. Shares of the Funds do not have cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Directors can elect all of the directors if they choose to do so. In such event, the holders of the remaining shares will not be able to elect any person to the Board of Directors. Shares will be maintained in open accounts on the books of FSI.

If they deem it advisable and in the best interests of shareholders, the Directors may create additional series of shares, each of which represents interests in a separate portfolio of investments and is subject to separate liabilities, and may create multiple classes of shares of such series, which may differ from each other as to expenses and dividends. If the Directors create additional series or classes of shares, shares of each series or class are entitled to vote as a series or class only to the extent required by the 1940 Act or as permitted by the Directors. Upon the Company's liquidation, all shareholders of a series would share pro-rata in the net assets of such series available for distribution to shareholders of the series, but, as shareholders of such series, would not be entitled to share in the distribution of assets belonging to any other series.

A shareholder will automatically receive all income dividends and capital gain distributions in additional full and fractional shares of the applicable Fund at its net asset value as of the date of payment unless the shareholder elects to receive such dividends or distributions in cash. The reinvestment date normally precedes the payment date by about seven days although the exact timing is subject to change. Shareholders will receive a confirmation of each new transaction in their account. The Company will confirm all account activity, transactions made as a result of the Automatic Investment Plan described below. Shareholders may rely on these statements in lieu of stock certificates.


ADDITIONAL INFORMATION ABOUT PURCHASES AND SALES

Each Fund's share price, called its NAV, is determined as of the close of trading on the New York Stock Exchange ("NYSE") (currently 4:00 p.m., Eastern
Time) on each business day ("Valuation Time") that the NYSE is open; however, the Company's management may compute the NAV more frequently in order to protect shareholders' interests. As of the date of this prospectus, the Fund is informed that the NYSE will be closed on the following holidays: New Year's Day, Martin Luther King Jr. Day, Presidents Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. NAV per share is computed by adding the total value of the investments and other assets, subtracting any liabilities and then dividing by the total number of shares outstanding.

The Fund's securities are generally valued at current market prices. Investments in securities traded on the national securities exchanges or included in the NASDAQ National Market System are valued at the last reported sale price. Other securities traded in the over-the-counter market and listed securities for which no sales are reported on that date are valued at the last reported bid price. Short-term debt securities (less than 60 days to maturity) are valued at their fair market value using amortized cost pricing procedures. Other assets for which market prices are not readily available are valued at their fair value as determined in good faith under procedures set by the Board of Directors. Depositary Receipts (i.e., ADRs, EDRs and GDRs) will be valued at the closing price of the instrument last determined prior to the Valuation Time unless the Company is aware of a material change in value. Securities for which such a value cannot be readily determined on any day will be valued at the closing price of the underlying security adjusted for the exchange rate.


PURCHASING SHARES

You may purchase shares of the Funds directly from the Distributor or through brokers or dealers who are members of the National Association of Securities Dealers, Inc. When you acquire or redeem shares through a securities broker or dealer, you may be charged a transaction fee. The offering price per share is equal to the NAV next determined after the Fund receives your purchase order. The minimum initial investment for the Value Fund, Bond Fund, E. European Equity Fund and U.S. Equity Fund is $1,000. The minimum initial investment in the International Equity Fund is $200,000. Subsequent investments for all Funds must be $50 or more. The Company may waive the minimum initial investment requirement for purchases made by directors, officers and employees of the Company. The Company may also waive the minimum investment requirement for purchases by its affiliated entities and certain related advisory accounts and retirement accounts (such as IRAs). You may purchase shares of a Fund by mail or wire.


ELIGIBLE BENEFIT PLANS

An eligible benefit plan is an arrangement available to the (1) employees of an employer (or two or more affiliated employers) having not less than ten employees at the plan's inception (2) or such an employer on behalf of employees of a trust or plan for such employees, their spouses and their children under the age of 21 or a trust or plan for such employees, which provides for purchases through periodic payroll deductions or otherwise. There must be at least five initial participants with accounts investing or invested in shares of one or more of the Funds and/or certain other funds.

The initial purchase by the eligible benefit plan along with prior purchases by or for the benefit of the initial participants of the plan must aggregate not less than $5,000. Subsequent purchases must be at least $50 per account and must aggregate at least $250. The eligible benefit plan must make purchases using a single order and a single check or federal funds wire. The eligible benefit plan may not make purchases more often than monthly. The Company will establish a separate account for each employee, spouse or child for which purchases are made. The Company may modify the requirements for initiating or continuing purchases or stop offering shares to such a plan at any time without prior notice.

SELLING SHARES

You may redeem shares of the Funds at any time and in any amount by mail or telephone. The Funds will use reasonable procedures to confirm that instructions communicated by telephone are genuine and, if the procedures are followed, will not be liable for any losses due to unauthorized or fraudulent telephone transactions.

The Company's procedure is to redeem shares at the NAV determined after FSI receives the redemption request in proper order. The Company deducts a 2% redemption fee from proceeds of the International Equity Fund and Value Fund shares on shares redeemed less than three months after purchase (including shares to be exchanged). The Company deducts a 2% redemption fee from proceeds of the U.S. Equity Fund shares , E. European Equity Fund shares or Bond Fund shares redeemed less than six months after purchase (including shares to be exchanged). The applicable Fund retains this amount to offset the Fund's costs of purchasing or selling securities. The Adviser reserves the right to waive the redemption fee for its clients.

The Company may suspend the right to redeem shares for any period during which the NYSE is closed or the SEC determines that there is an emergency. In such circumstances you may withdraw your redemption request or permit your request to be held for processing at the NAV next computed after the suspension is terminated.


SMALL ACCOUNTS

Due to the relatively higher cost of maintaining small accounts, the Company may deduct $10 per year from your account or may redeem the shares in your account, if it has a value of less than $1,000. The Company will advise you in writing sixty (60) days prior to deducting the annual fee or closing your account, during which time you may purchase additional shares in any amount necessary to bring the account back to $1,000. The Company will not close your account if it falls below $1,000 solely because of a market decline.


SPECIAL SHAREHOLDER SERVICES

As described briefly in the Prospectus, each Fund offers the following shareholder services:

Regular Account: A regular account allows a shareholder to make voluntary investments and/or withdrawals at any time. Regular accounts are available to individuals, custodians, corporations, trusts, estates, corporate retirement plans and others. You may use the Account Application provided with the Prospectus to open a regular account.

Telephone Transactions: You may redeem shares or transfer into another fund if you request this service on your initial Account Application. If you do not elect this service at that time, you may do so at a later date by sending a written request and signature guarantee to FSI.

Each Fund employs reasonable procedures designed to confirm the authenticity of your telephone instructions and, if it does not, it may be liable for any losses caused by unauthorized or fraudulent transactions. As a result of this policy, a shareholder that authorizes telephone redemption bears the risk of losses, which may result from unauthorized or fraudulent transactions which the Fund believes to be genuine. When you request a telephone redemption or transfer, you will be asked to respond to certain questions. The Company has designed these questions to confirm your identity as a shareholder of record. Your cooperation with these procedures will protect your account and the Fund from unauthorized transactions.

Invest-A-Matic Account: Invest-A-Matic Accounts allow shareholders to make automatic monthly investments into their account. Upon request, FSI will withdraw a fixed amount each month from a shareholder's checking account and apply that amount to additional shares. This feature does not require you to make a commitment for a fixed period of time. You may change the monthly investment, skip a month or discontinue your Invest-A-Matic Plan as desired by notifying FSI. In order to open an Invest-A-Matic Account, you must complete a separate application. To obtain an application, or to receive more information, please call the offices of the Company at 1-800-527-9500. Any shareholder may utilize this feature.

Individual Retirement Account ("IRA"): All wage earners under 70-1/2, even those who participate in a company sponsored or government retirement plan, may establish their own IRA. You can contribute 100% of your earnings up to $2,000 (or $2,250 with a spouse who is not a wage earner, for years prior to 1997). A spouse who does not earn compensation can contribute up to $2,000 per year to his or her own IRA. The deductibility of such contributions will be determined under the same rules that govern contributions made by individuals with earned income. A special IRA program is available for corporate employers under which the employers may establish IRA accounts for their employees in lieu of establishing corporate retirement plans. Known as SEP-IRA's (Simplified Employee Pension-IRA), they free the corporate employer of many of the recordkeeping requirements of establishing and maintaining a corporate retirement plan trust.

If you have received a lump sum distribution from another qualified retirement plan, you may rollover all or part of that distribution into your Fund IRA. A rollover contribution is not subject to the limits on annual IRA contributions. By acting within applicable time limits of the distribution you can continue to defer Federal Income Taxes on your rollover contribution and on any income that is earned on that contribution.

Roth IRA: A Roth IRA permits certain taxpayers to make a non-deductible investment of up to $2,000 per year. Provided an investor does not withdraw money from his or her Roth IRA for a 5 year period, beginning with the first tax year for which contribution was made, deductions from the investor's Roth IRA would be tax free after the investor reaches the age of 59-1/2. Tax free withdrawals may also be made before reaching the age of 59-1/2 under certain circumstances. Please consult your financial and/or tax professional as to your eligibility to invest in a Roth IRA. An investor may not make a contribution to both a Roth IRA and a regular IRA in any given year.

An annual limit of $2,000 applies to contributions to regular and Roth IRAs. For example, if a taxpayer contributes $2,000 to a regular IRA for a year, he or she may not make any contribution to a Roth IRA for that year.

How to Establish Retirement Accounts: Please call the Company to obtain information regarding the establishment of individual retirement plan accounts. Each plan's custodian charges nominal fees in connection with plan establishment and maintenance. These fees are detailed in the plan documents. You may wish to consult with your attorney or other tax adviser for specific advice concerning your tax status and plans.

Exchange Privilege: Shareholders may exchange their shares for shares of any other series of the Company, provided the shares of the Fund the shareholder is exchanging into are noticed for sale in the shareholder's state of residence. Each account must meet the minimum investment requirements (currently $1,000 for all Funds except the International Equity Fund, for which the minimum is $200,000). You must complete an Exchange Privilege Authorization Form to make an exchange. Also, to make an exchange, an exchange order must comply with the requirements for a redemption or repurchase order and must specify the value or the number of shares to be exchanged. Your exchange will take effect as of the next determination of the Fund's NAV per share (usually at the close of business on the same day). FSI will charge your account a $10.00 service fee each time you make such an exchange. The Company reserves the right to limit the number of exchanges or to otherwise prohibit or restrict shareholders from making exchanges at any time, without notice, should the Company determine that it would be in the best interest of its shareholders to do so. For tax purposes, an exchange constitutes the sale of the shares of the Fund from which you are exchanging and the purchase of shares of the Fund into which you are exchanging. Consequently, the sale may involve either a capital gain or loss to the shareholder for federal income tax purposes. The exchange privilege is available only in states where it is legally permissible to do so. TAX STATUS


DISTRIBUTIONS AND TAXES

Distributions of net investment income

The Funds receive income generally in the form of dividends and interest on their investments. This income, less expenses incurred in the operation of a Fund, constitutes a Fund's net investment income from which dividends may be paid to you. Any distributions by a Fund from such income will be taxable to you as ordinary income, whether you take them in cash or in additional shares.

Distributions of capital gains

The Funds may derive capital gains and losses in connection with sales or other dispositions of their portfolio securities. Distributions from net short-term capital gains will be taxable to you as ordinary income. Distributions from net long-term capital gains will be taxable to you as long-term capital gain, regardless of how long you have held your shares in a Fund. Any net capital gains realized by a Fund generally will be distributed once each year, and may be distributed more frequently, if necessary, in order to reduce or eliminate excise or income taxes on the Fund.

Effect of foreign investments on distributions

Most foreign exchange gains realized on the sale of securities are treated as ordinary income by a Fund. Similarly, foreign exchange losses realized by a Fund on the sale of securities are generally treated as ordinary losses by the Fund. These gains when distributed will be taxable to you as ordinary dividends, and any losses will reduce a Fund's ordinary income otherwise available for distribution to you. This treatment could increase or reduce a Fund's ordinary income distributions to you, and may cause some or all of a Fund's previously distributed income to be classified as a return of capital.

A Fund may be subject to foreign withholding taxes on income from certain of its foreign securities. If more than 50% of a Fund's total assets at the end of the fiscal year are invested in securities of foreign corporations, a Fund may elect to pass-through to you your pro rata share of foreign taxes paid by the Fund. If this election is made, the year-end statement you receive from a Fund will show more taxable income than was actually distributed to you. However, you will be entitled to either deduct your share of such taxes in computing your taxable income or (subject to limitations) claim a foreign tax credit for such taxes against your U.S. federal income tax. A Fund will provide you with the information necessary to complete your individual income tax return if it makes this election.

Information on the tax character of distributions

The Funds will inform you of the amount of your ordinary income dividends and capital gains distributions at the time they are paid, and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year. If you have not held Fund shares for a full year, a Fund may designate and distribute to you, as ordinary income or capital gain, a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the Fund.

Election to be taxed as a regulated investment company

Each Fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code, has qualified as such for its most recent fiscal year, and intends to so qualify during the current fiscal year. As regulated investment companies, the Funds generally pay no federal income tax on the income and gains they distribute to you. The board reserves the right not to maintain the qualification of a Fund as a regulated investment company if it determines such course of action to be beneficial to shareholders. In such case, a Fund will be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to you will be taxed as ordinary dividend income to the extent of such Fund's earnings and profits.

Excise tax distribution requirements

To avoid federal excise taxes, the Internal Revenue Code requires a Fund to distribute to you by December 31 of each year, at a minimum, the following amounts: 98% of its taxable ordinary income earned during the calendar year; 98% of its capital gain net income earned during the twelve month period ending October 31; and 100% of any undistributed amounts from the prior year. Each Fund intends to declare and pay these amounts in December (or in January that are treated by you as received in December) to avoid these excise taxes, but can give no assurances that its distributions will be sufficient to eliminate all taxes.

Redemption of Fund shares

Redemptions and exchanges of Fund shares are taxable transactions for federal and state income tax purposes. If you redeem your Fund shares, or exchange your Fund shares for shares of a different series of the Company, the IRS will require that you report a gain or loss on your redemption or exchange. If you hold your shares as a capital asset, the gain or loss that you realize will be capital gain or loss and will be long-term or short-term, generally depending on how long you hold your shares. Any loss incurred on the redemption or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by the Fund on those shares.

All or a portion of any loss that you realize upon the redemption of your Fund shares will be disallowed to the extent that you buy other shares in such Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules will be added to your tax basis in the new shares you purchase.

U.S. Government Obligations

Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by the Fund. Investments in Government National Mortgage Association or Federal National Mortgage Association securities, bankers' acceptances, commercial paper and repurchase agreements collateralized by U.S. government securities do not generally qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

Dividends-received deduction for corporations

If you are a corporate shareholder, you should note that 10% of the dividends paid by the Value Fund for the most recent fiscal year qualified for the dividends-received deduction. In some circumstances, you will be allowed to deduct these qualified dividends, thereby reducing the tax that you would otherwise  be  required  to  pay  on  these  dividends.  The  dividends-received deduction will be available only with respect to dividends designated by the Value Fund as eligible for such treatment. All dividends (including the deducted portion) must be included in your alternative minimum taxable income calculation.

Because the income of each of the International Funds (and, until the end of December, 1999, the income of the U.S. Equity Fund)is derived primarily from investments in foreign rather than domestic U.S securities, no portion of its distributions will generally be eligible for the intercorporate dividends-received deduction. None of the dividends paid by such Funds for the most recent calendar year qualified for such deduction, and it is anticipated that none of the current year's dividends will so qualify.

Investment in complex securities

The Funds may invest in complex securities. These investments may be subject to numerous special and complex tax rules. These rules could affect whether gains and losses recognized by a Fund are treated as ordinary income or capital gain, accelerate the recognition of income to a Fund and/or defer a Fund's ability to recognize losses, and, in limited cases, subject a Fund to U.S. federal income tax on income from certain of its foreign securities. In turn, these rules may affect the amount, timing or character of the income distributed to you by a Fund.


INVESTMENT PERFORMANCE

For purposes of quoting and comparing the performance of the Funds to that of other mutual funds and to relevant indices in advertisements or in reports to shareholders, performance will be stated in terms of total return or yield. Both "total return" and "yield" figures are based on the historical performance of a Fund, show the performance of a hypothetical investment and are not intended to indicate future performance.


YIELD INFORMATION

From time to time, the Funds may advertise a yield figure. A portfolio's yield is a way of showing the rate of income the portfolio earns on its investments as a percentage of the portfolio's share price. Under the rules of the SEC, yield must be calculated according to the following formula:

                           Yield = 2[(a-b +1)-1]6
                                      cd

where:

         a = dividends and interest  earned during the period.
         b = expenses accrued for the period (net of reimbursements). c = the average daily number of shares outstanding during the period that were entitled to receive dividends.
         d = the maximum offering price per share on the last day of the period.

A Fund's yield, as used in advertising, is computed by dividing the Fund's interest and dividend income for a given 30-day period, net of expenses, by the average number of shares entitled to receive distributions during the period dividing this figure by a Fund's NAV at the end of the period and annualizing the result (assuming compounding of income) in order to arrive at an annual percentage rate. Income is calculated for purposes of yield quotations in accordance with standardized methods applicable to all stock and bond mutual funds. Dividends from equity investments are treated as if they were accrued on a daily basis solely for the purposes of yield calculations. In general, interest income is reduced with respect to bonds trading at a premium over their par value by subtracting a portion of the premium from income on a daily basis, and is increased with respect to bonds trading at a discount by adding a portion of the discount to daily income. Capital gains and losses generally are excluded from the calculation. Income calculated for the purpose of calculating a Fund's yield differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding assumed in yield calculations, the yield quoted for a Fund may differ from the rate of distributions the fund paid over the same period or the rate of income reported in the Fund's financial statements.


TOTAL RETURN PERFORMANCE

Under the rules of the SEC, fund advertising performance must include total return quotes, "T" below, calculated according to the following formula:

                  P(1+T)n= ERV

where:

P        = a hypothetical initial payment of $1,000

T        = average annual total return

n        = number of years (1,5 or 10)

ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods (or fractional portion thereof).

The average annual total return will be calculated under the foregoing formula and the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication, and will cover prescribed periods. When the period since inception is less than one year, the total return quoted will be the aggregate return for the period. In calculating the ending redeemable value, all dividends and distributions by a Fund are assumed to have been reinvested at NAV as described in the prospectus on the reinvestment dates during the period. Total return, or "T" in the formula above, is computed by finding the average annual compounded rates of return over the prescribed periods (or fractional portions thereof) that would equate the initial amount invested to the ending redeemable value.


Fund Name         One-Year          Five-Year        Ten-Year        From
                  Period Ended      Period Ended     Period Ended    Inception
                  12/31/98          12/31/98         12/31/98        12/31/98

Value Fund        14.70%            21.27%           N/A              17.12%
International
Equity Fund       16.77%            9.38%            N/A               9.89%
U.S. Equity
 Fund            (22.20%)            N/A             N/A             (20.97%)
E. European
 Equity
 Fund             (46.62%)           N/A             N/A              (4.95%)
Bond Fund          24.54%            N/A             N/A              17.43%

The Funds may also from time to time include in such advertising an aggregate total return figure or an average annual total return figure that is not calculated according to the formula set forth above in order to compare more accurately each Fund's performance with other measures of investment return. The Funds may quote an aggregate total return figure in comparing each Fund's total return with data published by Lipper Analytical Services, Inc. or with the performance of various indices including, but not limited to, the Dow Jones Industrial Average, the Standard & Poor's 500 Stock Index, Russell Indices, the Value Line Composite Index, the Lehman Brothers Bond, Government Corporate, Corporate and Aggregate Indices, Merrill Lynch Government & Agency Index, Merrill Lynch Intermediate Agency Index, Morgan Stanley Capital International Europe, Australia, Far East Index or the Morgan Stanley Capital International World Index. For such purposes, each Fund calculates its aggregate total return for the specific periods of time by assuming the investment of $1,000 in shares of the applicable Fund and assuming the reinvestment of each dividend or other distribution at NAV on the reinvestment date. Percentage increases are determined by subtracting the initial value of the investment from the ending value and by dividing the remainder by the beginning value. To calculate its average annual total return, the aggregate return is then annualized according to the SEC's formula for total return quotes outlined above.

The Funds may also advertise the performance rankings assigned by the various publications and statistical services, including but not limited to, SEI, Lipper Mutual Performance Analysis, Intersec Research Survey of non-U.S. Equity Fund Returns, Frank Russell International Universe, and any other data which may be reported from time to time by Dow Jones & Company, Morningstar, Inc., Chase Investment Performance, Wilson Associates, Stanger, CDA Investment Technologies, Inc., the Consumer Price Index ("CPI"), The Bank Rate Monitor National Index, or IBC/Donaghue's Average U.S. Government and Agency, or as appears in various publications, including but not limited to, The Wall Street Journal, Forbes, Barron's, Fortune, Money Magazine, The New York Times, Financial World, Financial Services Week, USA Today and other national or regional publications.


FINANCIAL INFORMATION

Financial Highlights, Statements and Reports of Independent Accountants. You can receive free copies of reports, request other information and discuss your questions about the Funds by contacting the Funds directly at:

VONTOBEL FUNDS, INC.
1500 Forest Avenue, Suite 223
Richmond, VA 23229

The books of each Fund will be audited at least once each year by Tait, Weller and Baker, of Philadelphia, PA, independent public accountants.

The Fund's audited financial statements and notes thereto for the year ended December 31, 1998 and the unqualified report of Tait, Weller & Baker, on such financial statements (the "Report") are incorporated by reference in this SAI and are included in the Fund's 1998 annual report to shareholders (the "Annual Report"). A copy of the Annual Report accompanies this SAI and an investor may obtain a copy of the Annual Report by writing to the Fund or calling
(800)-527-9500.

A prospectus and additional information may also be obtained from our website at www.vontobelfunds.com.